Exhibit 99.1

October 23, 2015	FOR MORE INFORMATION CONTACT
Matt Kerin (281) 589-4642
Cabot Oil & Gas Corporation Announces Third Quarter 2015 Financial and Operating Results
HOUSTON, October 23, 2015/PRNewswire/ -- Cabot Oil & Gas Corporation (NYSE: COG) today reported its financial and operating results for the third quarter of 2015. “Even in the face of persistent headwinds resulting from lower commodity prices, Cabot continues to deliver positive operating results while lowering our cost structure through an improvement in operating efficiencies and a strict focus on capital discipline," said Dan O. Dinges, Chairman, President and Chief Executive Officer.
Third Quarter 2015 Financial Results
Equivalent production in the third quarter of 2015 was 142.1 billion cubic feet equivalent (Bcfe), consisting of 133.0 billion cubic feet (Bcf) of natural gas and 1.5 million barrels (Mmbbls) of liquids (crude oil/condensate/natural gas liquids). These figures represent increases of 7 percent, 5 percent, and 57 percent, respectively, compared to the third quarter of 2014.
Cash flow from operations in the third quarter of 2015 was $146.4 million, compared to $358.3 million in the third quarter of 2014. Discretionary cash flow in the third quarter of 2015 was $150.4 million, compared to $296.0 million in the third quarter of 2014. Net loss in the third quarter of 2015 was $15.5 million, or $0.04 per share, compared to net income of $100.8 million, or $0.24 per share, in the third quarter of 2014. Excluding the effect of selected items including a $17.6 million after-tax non-cash mark-to-market loss on natural gas derivatives, net loss was $2.2 million, or $0.01 per share, in the third quarter of 2015, compared to net income of $85.0 million, or $0.20 per share, in the third quarter of 2014. EBITDAX in the third quarter of 2015 was $167.6 million, compared to $325.9 million in the third quarter of 2014. Significant reductions in realized prices for both natural gas and oil were the primary drivers for the lower results in the quarter, partially offset by higher equivalent production and lower overall operating expenses. See the supplemental tables at the end of this press release for a reconciliation of non-GAAP measures including discretionary cash flow, net income excluding selected items, EBITDAX and net debt to adjusted capitalization ratio.

Natural gas price realizations, including the effect of hedges, were $2.02 per thousand cubic feet (Mcf) in the third quarter of 2015, down 34 percent compared to the third quarter of 2014. Excluding the impact of hedges, natural gas price realizations for the quarter were $1.68 per Mcf, representing a $1.09 discount to NYMEX settlement prices. Oil price realizations were $43.71 per barrel (Bbl), down 54 percent compared to the third quarter of 2014.
Total per unit costs (including financing) decreased to $2.35 per thousand cubic feet equivalent (Mcfe) in the third quarter of 2015, an improvement of 7 percent from $2.53 per Mcfe in the third quarter of 2014.
Cabot drilled or participated in a total of 27 net wells during the third quarter of 2015 and incurred a total of $150.5 million in capital expenditures associated with activity during the third quarter.
Year-To-Date 2015 Financial Results
Production during the nine-month period ended September 30, 2015 was 451.5 Bcfe, consisting of 423.2 Bcf of natural gas and 4.7 Mmbbls of liquids. These figures represent increases of 19 percent, 16 percent, and 81 percent, respectively, compared to the nine-month period ended September 30, 2014.
For the nine-month period ended September 30, 2015, cash flow from operations was $585.0 million, compared to $943.3 million for the nine-month period ended September 30, 2014. Discretionary cash flow was $573.8 million for the nine-month period ended September 30, 2015, compared to $947.8 million for the nine-month period ended September 30, 2014. For the nine-month period ended September 30, 2015, net loss was $2.8 million, or $0.01 per share, compared to net income of $326.2 million, or $0.78 per share, for the nine-month period ended September 30, 2014. Excluding the effect of selected items including a $57.0 million after-tax non-cash mark-to-market loss on natural gas derivatives, net income was $62.5 million, or $0.15 per share, compared to $310.0 million, or $0.74 per share, for the nine-month period ended September 30, 2014. EBITDAX for the nine-month period ended September 30, 2015 was $651.0 million, compared to $1,045.7 million for the nine-month period ended September 30, 2014.
Natural gas price realizations, including the effect of hedges, were $2.23 per Mcf for the nine-month period ended September 30, 2015, down 35 percent compared to the nine-month period ended September 30, 2014. Oil price realizations were $48.00 per Bbl, down 51 percent compared to the nine-month period ended September 30, 2014.
Total per unit costs (including financing) decreased to $2.39 per Mcfe for the nine-month period ended September 30, 2015, an improvement of 8 percent from $2.59 per Mcfe for the nine-month period ended September 30, 2014.
Cabot drilled or participated in a total of 105 net wells during the nine-month period ended September 30, 2015 and incurred a total of $676.9 million in capital expenditures associated with activity during this period.

Financial Position and Liquidity
As of September 30, 2015, the Company's net debt to adjusted capitalization ratio was 48.9 percent, compared to 44.7 percent at December 31, 2014 (detailed in the table below). The Company's total debt was $2,037 million, of which $425 million was outstanding under the Company's $1.8 billion revolving credit facility.
Fourth Quarter and Full-Year 2015 Guidance
The Company has provided fourth quarter net production guidance of 1,475 to 1,600 million cubic feet (Mmcf) per day for natural gas, as it continues to curtail a portion of its Marcellus production, and 14,000 to 15,500 Bbls per day for liquids. The Company expects its natural gas price realizations before the impact of hedges to average between $0.90 and $1.00 below NYMEX settlement prices for the fourth quarter.
Based on the fourth quarter production guidance, the Company has adjusted its full-year 2015 equivalent production growth guidance range to 12 to 14 percent. Additionally, Cabot is reducing its 2015 capital program guidance to $850 million. “The reduction in investment dollars for 2015 is a result of continued improvements in operating efficiencies, further reductions in service costs, and our decision to defer the completion of a portion of our stages in both the Marcellus and Eagle Ford,” highlighted Dinges. “In addition, we plan to release a rig in the Marcellus in early December, bringing the Marcellus rig count down to two rigs by year-end.” For further disclosure on Cabot's natural gas pricing exposure by index and updated unit cost guidance for the fourth quarter, please see the current Guidance slide in the Investor Relations section of the Company's website.
Preliminary 2016 Guidance
The Company has initiated its preliminary 2016 production growth guidance range at 2 to 10 percent, for which the low-end takes into account potential price-related production curtailments throughout the year based on current market price expectations and the high-end reflects an uncurtailed program predicated on an improvement in price realizations. This production growth range is based on a capital budget of $615 million. In addition, Cabot anticipates approximately $150 million of contributions to its equity method investments in the Constitution and Atlantic Sunrise pipelines, the exact timing of which will be dependent on the regulatory approval process and the corresponding impact on the timing of construction activities. Drilling, completion and facilities capital will account for approximately 93 percent of the capital budget, with approximately 74 percent allocated to the Marcellus Shale and 26 percent allocated to the Eagle Ford Shale. The Company expects to drill approximately 60 net wells in 2016, including 50 net wells in the Marcellus Shale and 10 net wells in the Eagle Ford Shale. The Company anticipates completing approximately 90 wells in 2016, including 65 net wells in the Marcellus Shale and 25 net wells in the Eagle Ford Shale.

“As has been our primary focus for years, this market-responsive plan is focused on improving our capital efficiency while generating measured growth from a cash flow positive operating program,” stated Dinges. “Based on our budgeted price assumptions, the only anticipated borrowing will relate to the funding of our equity investments in the Constitution and Atlantic Sunrise pipelines.” Dinges added, “Additionally, our 2016 capital program includes a sufficient amount of growth capital, which will allow for an acceleration of production growth in 2017 assuming our new takeaway projects are placed in-service in a timely manner.”
Conference Call
A conference call is scheduled for Friday, October 23, 2015, at 9:30 a.m. Eastern Time to discuss third quarter 2015 financial and operating results. To access the live audio webcast, please visit the Investor Relations section of the Company's website at www.cabotog.com. A replay of the call will also be available on the Company's website. The latest financial guidance, including the Company's hedge positions, is also available in the Investor Relations section of the Company's website.
Cabot Oil & Gas Corporation, headquartered in Houston, Texas is a leading independent natural gas producer, with its entire resource base located in the continental United States. For additional information, visit the Company's homepage at www.cabotog.com.
The statements regarding future financial performance and results and the other statements which are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to, market factors, the market price (including regional basis differentials) of natural gas and oil, results of future drilling and marketing activity, future production and costs, and other factors detailed in the Company's Securities and Exchange Commission filings.
FOR MORE INFORMATION CONTACT
Matt Kerin (281) 589-4642

OPERATING DATA

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
PRODUCED NATURAL GAS (Bcf) & LIQUIDS (Mbbl)
Natural Gas
Appalachia	130.6	123.4	415.6	354.6
Other	2.4	3.3	7.6	9.7
Total	133.0	126.7	423.2	364.3

Crude/Condensate/NGL	1,513	961	4,719	2,608

Equivalent Production (Bcfe)	142.1	132.4	451.5	379.9

PRICES(1)
Average Produced Gas Sales Price ($/Mcf)
Appalachia	$2.00	$3.04	$2.22	$3.39
Other	$2.71	$3.86	$2.74	$4.48
Total	$2.02	$3.06	$2.23	$3.41

Average Crude/Condensate Price ($/Bbl)	$43.71	$94.79	$48.00	$97.05

WELLS DRILLED
Gross	27	49	114	125
Net	27	46	105	108
Gross success rate	100%	98%	100%	99%
(1) These realized prices include the impact of derivative instrument settlements.

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Realized Impacts to Gas Pricing	$0.34	$0.15	$0.32	$(0.24)
Realized Impacts to Oil Pricing	$—	$(0.04)	$—	$(0.57)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(In thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
OPERATING REVENUES
Natural gas	$222,963	$347,970	$807,960	$1,218,540
Crude oil and condensate	59,014	82,563	202,804	228,047
Gain (loss) on derivative instruments	17,364	71,906	44,668	69,577
Brokered natural gas	4,010	6,501	12,650	27,794
Other	1,945	3,077	8,277	11,049
	305,296	512,017	1,076,359	1,555,007
OPERATING EXPENSES
Direct operations	34,818	37,802	106,947	109,241
Transportation and gathering	102,121	85,966	321,652	247,707
Brokered natural gas	3,020	5,680	9,643	24,570
Taxes other than income	11,407	10,933	34,298	36,794
Exploration	4,930	8,812	18,960	19,963
Depreciation, depletion and amortization	144,326	154,013	472,335	458,995
General and administrative (excluding stock-based compensation)	14,015	13,901	41,989	46,219
Stock-based compensation(1)	(2,913)	5,678	11,622	15,123
	311,724	322,785	1,017,446	958,612
Earnings (loss) on equity method investments	1,648	1,063	4,581	1,819
Gain (loss) on sale of assets	3,756	46	3,814	(2,735)
INCOME (LOSS) FROM OPERATIONS	(1,024)	190,341	67,308	595,479
Interest expense	24,510	17,422	72,244	50,312
Income (loss) before income taxes	(25,534)	172,919	(4,936)	545,167
Income tax (benefit) expense	(10,020)	72,131	(2,169)	218,928
NET INCOME (LOSS)	$(15,514)	$100,788	$(2,767)	$326,239
Earnings (loss) per share - Basic	$(0.04)	$0.24	$(0.01)	$0.78
Weighted-average common shares outstanding	413,846	416,173	413,636	416,785

(1) Includes the impact of the Company’s performance share awards, restricted stock, stock appreciation rights and expense associated with the Supplemental Employee Incentive Plan.

CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
(In thousands)

	September 30, 2015	December 31, 2014
ASSETS
Current assets	$215,421	$413,447
Properties and equipment, net (Successful efforts method)	5,141,404	4,925,711
Other assets	127,847	98,558
Total assets	$5,484,672	$5,437,716

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$265,585	$499,018
Long-term debt, excluding current maturities	2,017,000	1,752,000
Deferred income taxes	874,702	843,876
Other liabilities	205,648	200,089
Stockholders' equity	2,121,737	2,142,733
Total liabilities and stockholders’ equity	$5,484,672	$5,437,716

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
(In thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(15,514)	$100,788	$(2,767)	$326,239
Deferred income tax expense	1,066	62,986	8,226	181,439
(Gain) loss on sale of assets	(3,756)	(46)	(3,814)	2,735
Exploratory dry hole cost	6	4,300	184	6,454
(Gain) loss on derivative instruments	(17,364)	(71,906)	(44,668)	(69,577)
Net cash received (paid) in settlement of derivative instruments	45,097	40,073	133,827	24,811
Income charges not requiring cash	140,823	159,755	482,771	475,677
Changes in assets and liabilities	(3,996)	62,352	11,195	(4,528)
Net cash provided by operating activities	146,362	358,302	584,954	943,250

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(174,747)	(347,128)	(819,839)	(964,741)
Acquisitions	(12)	(15,826)	(16,312)	(15,826)
Proceeds from sale of assets	4,378	4,668	7,380	3,913
Restricted cash	—	—	—	28,094
Investment in equity method investments	(10,684)	(6,554)	(20,798)	(28,784)
Net cash used in investing activities	(181,065)	(364,840)	(849,569)	(977,344)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in debt	42,000	419,000	285,000	465,000
Treasury stock repurchases	—	(119,767)	—	(119,767)
Dividends paid	(8,275)	(8,339)	(24,812)	(25,018)
Stock-based compensation tax benefit	(5,486)	(14,353)	—	6,001
Capitalized debt issuance costs	—	(5,626)	(7,838)	(5,626)
Other	5	—	84	91
Net cash provided by financing activities	28,244	270,915	252,434	320,681

Net (decrease) increase in cash and cash equivalents	$(6,459)	$264,377	$(12,181)	$286,587

Selected Item Review and Reconciliation of Net Income and Earnings Per Share
(In thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
As reported - net income (loss)	$(15,514)	$100,788	$(2,767)	$326,239
Reversal of selected items, net of tax:
(Gain) loss on sale of assets	(2,379)	(28)	(2,437)	1,646
(Gain) loss on derivative instruments (1)	17,563	(19,154)	56,975	(26,936)
Drilling rig termination fees	—	—	3,256	—
Stock-based compensation expense	(1,845)	3,416	7,427	9,100
Net income (loss) excluding selected items	$(2,175)	$85,022	$62,454	$310,049
As reported - earnings (loss) per share	$(0.04)	$0.24	$(0.01)	$0.78
Per share impact of reversing selected items	0.03	(0.04)	0.16	(0.04)
Earnings per share including reversal of selected items	$(0.01)	$0.20	$0.15	$0.74
Weighted average common shares outstanding	413,846	416,173	413,636	416,785

(1) Effective April 1, 2014, the Company elected to discontinue hedge accounting for its commodity derivatives on a prospective basis. This amount represents the non-cash mark-to-market changes of our commodity derivative instruments recorded in gain (loss) on derivative instruments in the Condensed Consolidated Statement of Operations.

Discretionary Cash Flow Calculation and Reconciliation
(In thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Discretionary Cash Flow
As reported - net income (loss)	$(15,514)	$100,788	$(2,767)	$326,239
Plus (less):
Deferred income tax expense	1,066	62,986	8,226	181,439
(Gain) loss on sale of assets	(3,756)	(46)	(3,814)	2,735
Exploratory dry hole cost	6	4,300	184	6,454
(Gain) loss on derivative instruments	(17,364)	(71,906)	(44,668)	(69,577)
Net cash received (paid) in settlement of derivative instruments	45,097	40,073	133,827	24,811
Income charges not requiring cash	140,823	159,755	482,771	475,677
Discretionary Cash Flow	150,358	295,950	573,759	947,778
Changes in assets and liabilities	(3,996)	62,352	11,195	(4,528)
Net cash provided by operating activities	$146,362	$358,302	$584,954	$943,250

EBITDAX Calculation and Reconciliation
(in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
As reported - net income (loss)	$(15,514)	$100,788	$(2,767)	$326,239
Plus (less):
Interest expense	24,510	17,422	72,244	50,312
Income tax (benefit) expense	(10,020)	72,131	(2,169)	218,928
Depreciation, depletion and amortization	144,326	154,013	472,335	458,995
Exploration	4,930	8,812	18,960	19,963
(Gain) loss on sale of assets	(3,756)	(46)	(3,814)	2,735
Non-cash (gain) loss on derivative instruments	27,733	(31,833)	89,159	(44,766)
Stock-based compensation and other	(4,561)	4,615	7,041	13,304
EBITDAX	$167,648	$325,902	$650,989	$1,045,710

Net Debt Reconciliation
(In thousands)

	September 30, 2015	December 31, 2014
Current portion of long-term debt	$20,000	$—
Long-term debt	2,017,000	1,752,000
Total debt	$2,037,000	$1,752,000
Stockholders’ equity	2,121,737	2,142,733
Total Capitalization	$4,158,737	$3,894,733

Total debt	$2,037,000	$1,752,000
Less: Cash and cash equivalents	(8,773)	(20,954)
Net Debt	$2,028,227	$1,731,046

Net debt	$2,028,227	$1,731,046
Stockholders’ equity	2,121,737	2,142,733
Total Adjusted Capitalization	$4,149,964	$3,873,779

Total debt to total capitalization ratio	49.0%	45.0%
Less: Impact of cash and cash equivalents	0.1%	0.3%
Net Debt to Adjusted Capitalization Ratio	48.9%	44.7%